Exhibit 10.33

CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

SETTLEMENT AND RELEASE AGREEMENT

This Settlement and Release Agreement (the “Agreement”) is made this 22nd day of November, 2004, by and among the St. Paul Mercury Insurance Company (“St. Paul”), Sheffield Insurance Company (“Sheffield”), Westchester Fire Insurance Company (“Westchester”), and Greenwich Insurance Company (“Greenwich”) (St. Paul, Sheffield, Westchester and Greenwich are collectively referred to as the “D&O Carriers”)1, each of whom has issued an officers’ and directors’ policy of liability or excess insurance to Microtune, Inc., and Microtune, Inc., on its own behalf and on behalf of its past and/or present directors and/or officers (except for the Individual Defendants and the Director Defendants as defined herein) (“Microtune”), and Douglas J. Bartek, William Housley, Everett Rogers and Nancy A. Richardson (the “Individual Defendants”), James A. Fontaine, James H. Clardy, William P. Tai, Harvey B. Cash, Walter S. Ciciora, Steven Craddock and Anthony J. LeVecchio (the “Director Defendants”). Microtune, the Individual Defendants, and the Director Defendants are referred to collectively as the “Microtune Parties.” The signatories to this Agreement hereinafter are referred to singularly or collectively as, respectively, a “Party” or the “Parties.”

[1]	Sheffield, Westchester and Greenwich have issued excess policies (the “Excess Policies”) in favor of certain insureds relating to Microtune, Inc., and will be referred to herein by their respective individual names, as well as by the collective denomination of the “Excess Carriers.”

[***] CONFIDENTIAL TREATMENT REQUESTED BY MICROTUNE, INC.

SETTLEMENT AND RELEASE AGREEMENT	Page 2

CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

PREAMBLE

WHEREAS, on February 24, 2003, Gianni Angeloni, individually and on behalf of others similarly situated, filed an action against Microtune and the Individual Defendants, alleging violations of federal securities laws and regulations in the United States District Court for the Eastern District of Texas, Sherman Division, titled Angeloni v. Microtune, Inc., et al., 4:03cv56;

WHEREAS, between March 3, 2003 and April 30, 2003 other actions were filed in the United States District Court for the Eastern District of Texas, alleging similar violations;

WHEREAS, on May 5, 2003, the Court consolidated all actions into the Angeloni action (collectively, the “Securities Class Action”);

WHEREAS, on July 17, 2003, the Securities and Exchange Commission (“SEC) commenced an investigation into alleged violations of the federal securities laws and regulations styled In the Matter of Microtune, Inc. (FW-02594);

WHEREAS, [***]

WHEREAS, [***]

WHEREAS, on October 30, 2003, Michael Morris, derivatively on behalf of Microtune, Inc., filed an action against the Microtune Parties in the United States District Court for the Eastern District of Texas, Sherman Division, titled Morris v. Fontaine, et al., 4:03cv409, alleging violations of the Sarbanes-Oxley Act of 2002, breach of fiduciary duties of loyalty and care, abuse of control, gross mismanagement, waste of corporate assets and unjust enrichment;

WHEREAS, between October 30, 2003 and December 11, 2003, other derivative actions were filed, alleging the same or similar claims. On December 29, 2003, the Court consolidated all derivative actions into the Morris action (collectively, the “Derivative Litigation”);

[***] CONFIDENTIAL TREATMENT REQUESTED BY MICROTUNE, INC.

SETTLEMENT AND RELEASE AGREEMENT	Page 3

CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

WHEREAS, on June 24, 2004, Microtune, on its own behalf and on behalf of the other Microtune Parties, and representatives of the D&O Carriers participated in a mediation of the Securities Class Action before mediator Gary McGowan in New York City;

WHEREAS, the Parties reached an agreement in principle upon terms of settlement of the Securities Class Action and later reached final agreement, subject to court approval, to settle the Securities Class Action for $5,625,000;

WHEREAS, as part of the mediation, the Microtune Parties and the D&O Carriers also reached an agreement in principle as to the extent of coverage afforded under the D&O insurance for certain other claims made under the D&O insurance by the Microtune Parties as more fully set forth herein;

WHEREAS, the Parties desire to compromise, settle and resolve all disputes, claims, actions, suits, demands, causes of action, debts, liabilities, agreements, contracts or promises, arising out of or related to the policies issued by the D&O Carriers (the “Policies”)2 pursuant to which coverage is sought in the Securities Class Action, the SEC Investigation, and the Derivative Litigation, and the claims for the Securities Class Action, the SEC Investigation, and the Derivative Litigation made under the Policies (“Claims”).

[2]	The Policies include: (1) St. Paul Policy No. 512CM0827, for the Policy Period of August 31, 2002 to August 31, 2003 (the “St. Paul Policy”); (2) Sheffield Policy No. ECN99626, for the Policy Period of August 31, 2002 to August 31, 2003 (the “Sheffield Policy”); (3) Westchester Policy No. G21638122 001, for the Policy Period of August 31, 2002 to August 31, 2003; and (4) Greenwich Policy No. ELU819000-02, for the Policy Period of August 31, 2002 to August 31, 2003.

[***] CONFIDENTIAL TREATMENT REQUESTED BY MICROTUNE, INC.

SETTLEMENT AND RELEASE AGREEMENT	Page 4

CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

NOW, THEREFORE, in consideration of the mutual promises and releases contained herein, the receipt and sufficiency of which hereby are acknowledged, the Parties agree as follows:

1. SETTLEMENT

1.1 The D&O Carriers agree to pay, subject to Microtune’s 15% co-pay obligations, under the St. Paul Policy and the Sheffield Policy, $5,625,000 to settle the Securities Class Action, which amount is to include any fee awarded by the Court to plaintiffs’ counsel (such payments by the D&O Carriers and Microtune hereafter referred to as the “Settlement Fund”).

1.2	The Settlement Fund shall be funded as follows:

	Microtune	$ [***]
	St. Paul	$ [***]
	Sheffield	$ [***].

1.3	[***]

1.4	[***]

1.5	[***]

1.6 Counsel to the Securities Class Action plaintiffs, the Microtune Parties and the D&O Carriers agree that the funding of the Settlement Fund will occur no later than 45 days after preliminary court approval of the Securities Class Action settlement, and as set forth in the Stipulation and Agreement of Settlement (the “Class Action Settlement Agreement”) to be executed by Microtune and the Individual Defendants.

1.7 Funding of such settlement will be subject to the escrow arrangements contained in Paragraphs 4 and 5 of the Class Action Settlement Agreement, which Paragraphs are incorporated herein by reference.

1.8 In the event the opt-out threshold set forth in the Supplemental Agreement to the Class Action Settlement Agreement (the “Supplemental Agreement”) is exceeded, Microtune agrees that it will immediately advise the D&O Carriers of such event and will not waive the opt-out limitations and proceed with settlement of the Securities Class Action in contravention of the Supplemental Agreement without all the D&O Carriers’ prior written consent.

[***] CONFIDENTIAL TREATMENT REQUESTED BY MICROTUNE, INC.

SETTLEMENT AND RELEASE AGREEMENT	Page 5

CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

1.9 If the opt-out threshold in the Supplemental Agreement is exceeded and Microtune, after consultation with the Individual Defendants, makes a written request for consent to go forward with the proposed settlement of the Securities Class Action, the D&O Carriers will respond with a written statement of their position within three (3) business days after receipt of the request.

1.10 In order to resolve all existing disputes concerning reimbursement of Defense Costs (as defined in the St. Paul Policy) under the D&O insurance and to avoid any further disagreements in the future, the Microtune Parties and the D&O Carriers agree, between and among themselves, as follows:

(a)	Securities Class Action

Microtune reaffirms its obligation to indemnify the Individual Defendants for reasonable Defense Costs incurred in connection with the Securities Class Action in accordance with the indemnification agreements between Microtune and the Individual Defendants through the effective date of final court approval of the Securities Class Action settlement. Microtune further agrees that it will not seek recoupment from any of the Individual Defendants for any Defense Costs paid in connection with the Securities Class Action through the time of the settlement. With respect to Defense Costs incurred in connection with the settlement of the Securities Class Action after August 1, 2004, Microtune will not pay for any unreasonable or unnecessary Defense Costs incurred by counsel for the Individual Defendants, nor will the D&O Carriers be obligated to reimburse for any such Defense Costs determined by Microtune to be unreasonable or unnecessary. Microtune and the Individual Defendants agree the current hourly billing rates for fees for which they seek reimbursement with respect to the Securities Class Action will remain in effect through December 31, 2004;

[***] CONFIDENTIAL TREATMENT REQUESTED BY MICROTUNE, INC.

SETTLEMENT AND RELEASE AGREEMENT	Page 6

CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

(b)	SEC Investigation

Microtune reaffirms its obligation to indemnify the Individual Defendants for reasonable Defense Costs incurred in connection with the SEC Investigation in accordance with the indemnification agreements between Microtune and the Individual Defendants. Microtune further agrees that it will not seek recoupment from any of the Individual Defendants for any Defense Costs paid in connection with the SEC Investigation through the time of any settlement of the SEC Investigation. With respect to Defense Costs incurred in connection with the SEC Investigation after August 1, 2004, Microtune will not pay for any unreasonable or unnecessary Defense Costs incurred by counsel for the Individual Defendants, nor will the D&O Carriers be obligated to reimburse for any such Defense Costs determined by Microtune to be unreasonable or unnecessary. Microtune and the Individual Defendants agree the current hourly billing rates for fees for which they seek reimbursement with respect to the SEC Investigation will remain in effect through December 31, 2004;

(c)	Except as otherwise set out in this Agreement, the Microtune Parties shall not seek reimbursement, and there will be no reimbursement, from the D&O Carriers for any Defense Costs incurred by the Microtune Parties in connection with the SEC Investigation. It is understood, however, that those Defense Costs incurred by the Microtune Parties in connection with reviewing and producing certain documents to the SEC, which also assisted the defense of the Securities Class

[***] CONFIDENTIAL TREATMENT REQUESTED BY MICROTUNE, INC.

SETTLEMENT AND RELEASE AGREEMENT	Page 7

CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

Action, will be entitled to a 50% reimbursement as previously agreed to between St. Paul and Microtune and as approved by the other D&O Carriers and Microtune Parties by their execution of this Agreement. It is further understood that the D&O Carriers shall have no responsibility for any amounts paid in settlement in connection with the SEC Investigation;

(d)	Derivative Litigation

Microtune reaffirms its obligation to indemnify the Individual Defendants and Director Defendants for reasonable Defense Costs incurred in connection with the Derivative Litigation in accordance with the indemnification agreements between the Microtune Parties. If the Derivative Litigation is settled, Microtune further agrees that it will not seek recoupment from any of the Individual Defendants or Director Defendants for any Defense Costs paid in connection with the Derivative Litigation through the time of the settlement. If the Derivative Litigation does not settle, the Microtune Parties reserve all their rights, at equity and law, under the indemnification agreements in connection with the defense of the Derivative Litigation. Microtune will not pay for any unreasonable or unnecessary Defense Costs incurred by counsel for the Individual Defendants and Director Defendants in settling or defending the Derivative Litigation, nor will the D&O Carriers be obligated to reimburse for any such Defense Costs determined by Microtune to be unreasonable or unnecessary. The Microtune Parties agree the current hourly billing rates for fees for which they seek reimbursement with respect to the Derivative Litigation will remain in effect through December 31, 2004; and

(e)	[***]

[***] CONFIDENTIAL TREATMENT REQUESTED BY MICROTUNE, INC.

SETTLEMENT AND RELEASE AGREEMENT	Page 8

CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

(f)	[***]

(g)	[***]

1.11 In order to expeditiously compromise all issues concerning the reasonableness of outstanding fee bills, St. Paul agrees to reimburse Defense Costs to Microtune on the following basis:

(a) Through June 22, 2004, Microtune submitted to St. Paul for reimbursement under its Policy invoices reflecting Defense Costs in the Securities Class Action of $2,419,091 (a portion of which included a fifty percent (50%) share of Defense Costs relating to the SEC document production), and Defense Costs in the Derivative Litigation of $125,310, for a total of $2,544,401;

(b) Subsequent to that date, additional Defense Cost invoices were forwarded by Microtune but have not been reviewed or evaluated by St. Paul or other D&O Carriers. Additionally, it was reported by Microtune at the mediation that an additional $205,861 was incurred, but not billed, for Defense Costs in the Securities Litigation through the date of the mediation; and $5,200 was incurred, but not billed, in the Derivative Litigation;

(c) Thus, Microtune claims to have incurred, prior to the start of the mediation, a total of $3,546,540 in Defense Costs for the Securities Litigation, the Derivative Litigation and as a fifty percent (50%) share of Defense Costs relating to SEC document production benefiting the Securities Litigation;

(d) To compromise and settle the disputes concerning reimbursement of Defense Costs, the D&O Carriers and Microtune agree that [***] of the Defense Costs comprising the $[***] total described above - or $[***] – shall be reimbursed under the terms of the D&O Policies (“Reimbursed Fee Amount”); and

[***] CONFIDENTIAL TREATMENT REQUESTED BY MICROTUNE, INC.

SETTLEMENT AND RELEASE AGREEMENT	Page 9

CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

(e) St. Paul will reimburse to Microtune within 20 days of execution of this Agreement, that portion of the Defense Costs previously submitted to it prior to June 22, 2004 as follows:

$2,544,401	Total Submitted to St. Paul per the attached schedule
x[***]	Reimbursed Fee Amount Adjustment
$ [***]
($1,000,000)	Less Retention
$ [***]	Subtotal
x85%	Coinsurance Adjustment
[***]	Total Owed on Amounts Submitted to St. Paul
($414,634)	Less Prior Payment by St. Paul
$ [***]	Total Additional Defense Costs to be Paid by St. Paul.

1.12 Microtune and Sheffield agree that Sheffield will pay all additional Defense Costs making up the difference between the amount paid by St. Paul pursuant to Paragraph 1.11 (including its subsections) above and the total amount owed under the Sheffield Policy towards the Reimbursed Fee Amount ($[***]) and will continue to reimburse Microtune for Defense Costs incurred in connection with the Securities Class Action and the Derivative Litigation on the same basis that St. Paul is reimbursing Microtune for the fee statements submitted prior to the mediation, such that:

(a) All potential disputes concerning reasonableness of fees in the Securities Class Action and the Derivative Litigation will be compromised and satisfied by payment of [***]% of such fee statements; and

[***] CONFIDENTIAL TREATMENT REQUESTED BY MICROTUNE, INC.

SETTLEMENT AND RELEASE AGREEMENT	Page 10

CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

(b) Sheffield then will deduct the 15% co-insurance amount and pay the balance of such fee statements within 30 days of the date of submission of such statements to Sheffield’s counsel. The formula that will be applied to reimbursement of Defense Costs pursuant to this Paragraph is as follows:

$3,546,540	Total Fees Billed and Incurred per the Attached Schedule
$2,544,401	Total Fees Submitted to St. Paul
$1,002,139	Sub-total Submitted to Sheffield
x[***]	Reimbursed Fee Adjustment Amount
$ [***]
x85%	Coinsurance Adjustment
$ [***]	Total Additional Defense Costs to Be Paid by Sheffield for those Fees Billed and Incurred as Set Forth in Paragraph 1.12.

This amount will be paid by Sheffield within 20 days of execution of this Agreement.

1.13 The D&O Carriers will have no responsibility for any Defense Costs in the [***] except as provided pursuant to this Agreement.

1.14 The Baker Botts law firm will be principally responsible for the drafting of all settlement documents and all other professional services needed to consummate settlements of the Securities Class Action (and the Derivative Litigation, if the Derivative Litigation is settled) subject to the ethical responsibilities of counsel to the Individual Defendants and Director Defendants in those actions to adequately represent their clients’ interest with respect to finalization of the proposed settlements.

1.15 The D&O Carriers will not pay for any unreasonable or unnecessary Defense Costs incurred by counsel for the Individual Defendants or Director Defendants in finalizing such settlements. All settlement documents and terms are subject to the prior written approval of all D&O Carriers and such approval will not be unreasonably withheld.

[***] CONFIDENTIAL TREATMENT REQUESTED BY MICROTUNE, INC.

SETTLEMENT AND RELEASE AGREEMENT	Page 11

CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

2. COMPROMISE

2.1 The Parties agree and acknowledge that this Agreement reached between the Microtune Parties and the D&O Carriers is the result of a compromise and shall not be construed as an admission of liability under the D&O Policies.

2.2 In the event that the settlements of the Securities Class Action and the Derivative Litigation contemplated by this Agreement are not consummated, or do not receive judicial approval, or otherwise fail for any reason, neither this Agreement nor any of the discussions leading to it, shall be admissible for any purpose other than enforcement of its terms, nor shall it be deemed an acknowledgment of coverage under the D&O Policies.

2.3 The D&O Carriers and the Microtune Parties acknowledge and agree that this Agreement and the discussions leading to it do not constitute admissions by the Microtune Parties or the D&O Carriers concerning coverage for, or the reasonableness or necessity of, the fees and expenses submitted for reimbursement as Defense Costs.

2.4 The Microtune Parties agree that nothing in this Agreement affects the indemnification agreements between Microtune and each of the Individual Defendants and Director Defendants, except as set forth herein.

2.5 This Agreement is conditioned upon the execution, final approval, and validity of the Class Action Settlement Agreement, and upon the dismissal by plaintiffs in the Securities Class Action, with prejudice, of all claims that have been asserted, or could have been asserted, in that action against Microtune and the Individual Defendants.

2.6 The settlement of the Derivative Litigation is conditioned upon the dismissal by plaintiffs, with prejudice, of all claims that have been, or could have been, asserted in that action against the Microtune Parties.

[***] CONFIDENTIAL TREATMENT REQUESTED BY MICROTUNE, INC.

SETTLEMENT AND RELEASE AGREEMENT	Page 12

CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

2.7 Sheffield and the other Excess Carriers acknowledge an ongoing obligation, upon attachment of their respective policies, to reimburse Microtune for Defense Costs incurred in connection with the Securities Class Action and the Derivative Litigation on the same basis that St. Paul is reimbursing Microtune for the fee statements submitted prior to the mediation, as set forth in Paragraph 1.12, above.

2.8 In the event that any proceeding is filed in connection with Sheffield’s obligation to reimburse Microtune for Defense Costs incurred in connection with the Securities Class Action and the Derivative Litigation, as set forth in Paragraph 1.12, the Microtune Parties and the Excess Carriers reserve their rights with respect to same.

2.9 The Microtune Parties and the D&O Carriers further acknowledge that, except as set forth in Paragraph 1.10(c), the D&O Carriers will have no further obligation to fund any portion of the fees and expenses incurred by the Microtune Parties with respect to the SEC Investigation.

2.10 The Microtune Parties and the D&O Carriers further acknowledge that the obligation of each D&O Carrier to make its respective payment is several, not joint. No D&O Carrier shall be liable for the failure of any other D&O Carrier to make its own payment. Each D&O Carrier making its respective payment shall be entitled to the full benefit of this Agreement, and the failure of any D&O Carrier to make its respective payment shall not void the Agreement, or constitute a breach of the Agreement as between the Mictrotune Parties and those D&O Carriers making their respective payments.

[***] CONFIDENTIAL TREATMENT REQUESTED BY MICROTUNE, INC.

SETTLEMENT AND RELEASE AGREEMENT	Page 13

CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

3. RELEASES

3.1 The mutual releases annexed as Exhibits A and B hereto are incorporated into this Agreement by reference and shall be executed between the Microtune Parties and the D&O Carriers simultaneously with execution of this Agreement.

3.2 The Microtune Parties acknowledge that (1) they may have sustained damages, expenses and losses in connection with the subject matter of the Claims released hereunder (the “Released Claims”) which are presently unknown or not suspected and that such damages, expenses, and losses, if any, may give rise to additional damages, expenses and losses in the future which are not now anticipated by them; and (2) that this Agreement and the foregoing release have been negotiated and agreed upon despite this realization and, being fully advised, expressly waive any and all rights they may have under the common law or any statute with respect to the Released Claims.

3.3 [***]

3.4 [***]

4. CONFIDENTIALITY

4.1 The Parties understand and agree that the negotiations leading to, and the terms of, this Agreement are confidential and further agree not to disclose to any non-signatory the terms of this Agreement unless such disclosure is (i) lawfully required by any governmental agency; (ii) otherwise required by law (including legally required financial reporting); (iii) to a reinsurer; (iv) to a Party’s auditor; (v) to a Party’s attorney, authority or securities or commodities exchange or regulatory body or self-regulatory organization having jurisdiction over any Party or any of its affiliates; or (vi) otherwise required by law or applicable regulation, statute or governmental rule.

4.2 In the event that a Party (or its counsel) (the “Disclosing Party”) is

[***] CONFIDENTIAL TREATMENT REQUESTED BY MICROTUNE, INC.

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CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

requested or required (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or other process), by a non-signatory to disclose the terms of this Agreement, except for a request from a Party’s auditor or attorneys, the Disclosing Party will provide the other Parties with written notice of any such request or requirement as soon as reasonably practicable, setting forth verbatim all information that it proposes to disclose, the identity of each person or entity to whom the information is to be disclosed, the confidentiality agreement governing such disclosure, and the circumstances pursuant to which the disclosure is proposed to be made, so that any other Parties may (i) seek an appropriate protective order at its sole expense; (ii) seek the Disclosing Party’s cooperation to narrow the request or demand, which cooperation shall not be unreasonably withheld; and/or (iii) waive compliance with the provisions of this Agreement.

4.3 If, failing the entry of a protective order or the receipt of a waiver hereunder, such Disclosing Party is, in the opinion of its counsel, compelled to disclose the terms of this Agreement, the Disclosing Party may disclose only that portion of the terms of this Agreement that the Disclosing Party is compelled to disclose, and the Disclosing Party will exercise reasonable efforts to obtain assurance that confidential treatment will be accorded any disclosed terms of this Agreement. In any event, the Disclosing Party will not oppose action by any other Party to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded to the terms of this Agreement.

[***] CONFIDENTIAL TREATMENT REQUESTED BY MICROTUNE, INC.

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CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

5. ADDITIONAL TERMS AND CONDITIONS:

Representations and Warranties:

5.1 The parties hereto represent that neither they nor any of their agents, representatives, employees, or attorneys have heretofore assigned, transferred, pledged or hypothecated, or purported to assign, transfer, pledge or hypothecate, to any person, entity, principal or individual any of the claims, demands, rights, actions, causes of action or liabilities that are the subject of the releases contained in this Agreement.

5.2 Each of the Parties acknowledges and represents that it has carefully read and fully understands all of the provisions of this Agreement. Each of the Parties acknowledges that it is entering into this Agreement knowingly and voluntarily and that this Agreement is a product of good faith negotiations between the Parties.

5.3 Each of the Parties represents and warrants that the execution and delivery of this Agreement and the consummation of this transaction will not conflict with or result in any violation or defaults under any provision of its articles of incorporation and/or charter or by-laws or partnership agreement or of any decree, statute, law, ordinance, rule or regulation applicable to it, and no further consent, approval, order or authorization or registrational filing with any governmental authority is required in connection with the execution and delivery of this Agreement or the consummation of the transactions described in this Agreement.

5.4 The Parties agree that they will not bring or commence any action against any of the other Parties for any claim, action, cause of action, right or obligation released in this Agreement.

5.5 The Parties declare, warrant and represent that they have agreed to the terms of this Agreement. Each signatory of this Agreement declares, warrants and represents that he/she has the general and specific authority to enter into and execute this Agreement on behalf of his/her respective principals/clients.

[***] CONFIDENTIAL TREATMENT REQUESTED BY MICROTUNE, INC.

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CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

Successors and Assigns:

5.6 This Agreement and the terms, conditions, obligations, undertakings, rights and benefits hereof shall be binding upon, and shall inure to the benefit of, each of the Parties hereto, and their respective heirs, executors, administrators, successors, assigns, agents, attorneys or principals against whom the claims herein released might be asserted. This Agreement shall not be assignable by any Party without the prior written consent of all other Parties, except for assignments by operation of law, merger or other change of control transactions.

No Admissions:

5.7 The Parties understand and agree that this is a compromise and settlement of disputed claims. Each of the parties specifically denies any liability or wrongdoing whatsoever on its part. Neither this Agreement nor any of its provisions, terms or conditions shall be construed to be an admission of coverage or lack of coverage under the Policies, or an admission of the validity or enforceability of any matters that are released pursuant to this Agreement, or may be offered or received in evidence in any other actions, proceeding, claim, or settlement negotiation as evidence of an admission of liability or wrongdoing; provided, however, that this Agreement, proof of its execution, and payment of the consideration under its terms shall be admissible, or may be offered or received in evidence, to prove settlement and release of the claims set forth herein.

Advice of Counsel:

5.8 By signing this Agreement and agreeing to the general releases contained herein, the Parties acknowledge that they have been advised with respect thereto by their respective attorneys, and that they have been afforded ample opportunity to review this Agreement and the releases, and that they have read and understand this Agreement and the releases.

[***] CONFIDENTIAL TREATMENT REQUESTED BY MICROTUNE, INC.

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CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

5.9 No provision of this Agreement shall be construed against any party or its counsel because such party or its counsel drafted such provision.

Interpretation:

5.10 The language used in this Agreement is language chosen by the Parties to express their mutual intent, and no rule of strict construction shall be applied against any Party hereto. The Parties hereby acknowledge and agree that they have been represented by counsel in the negotiation and drafting of this Agreement.

Severability:

5.11 In the event any of the provisions of this Agreement are deemed to be invalid and unenforceable, those provisions shall be severed from the remainder of this Agreement only if and to the extent agreed upon by the Parties, and shall not affect the validity or enforceability of the other provisions of this Agreement.

Integration

5.12 This Agreement, together with the Exhibits hereto, constitute the entire agreement between the Parties with respect to the matters addressed herein and supersedes all prior or contemporaneous agreements, understandings, representations, warranties, negotiations and discussions, whether oral or written, of the Parties or their agents and representatives, except as specifically set forth herein. Each Party acknowledges and agrees that it has not relied on any representations made by any other Party (or its agents or representatives) in deciding to enter into this Agreement, except as expressly provided by this Agreement. No supplements or modifications or waiver or terminations of this Agreement shall be binding unless executed in writing by the Parties to be bound thereby.

[***] CONFIDENTIAL TREATMENT REQUESTED BY MICROTUNE, INC.

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CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

Counterparts:

5.13 This Agreement may be executed in separate counterparts, at different locations and on different dates. Each counterpart shall be deemed an original, but all counterparts together shall constitute one and the same Agreement. This Agreement shall be effective and finally executed when identical counterparts, which when taken together bear the signature of all Parties, have been delivered to counsel or representatives for all the Parties, either by facsimile, overnight delivery service, or U.S. mail. Copies of all or part of this Agreement, including signatures thereto, which are transmitted by facsimile shall be presumed valid.

Governing Law:

5.14 This Agreement and any dispute, controversy, difference or claim arising out of or relating to this Agreement, including but not limited to the express or implied rights or obligations of one Party to the other, or the alleged breached, termination, invalidity or formation thereof, shall be governed by and interpreted according to the laws of the state of Texas, without regard to its conflict of law rules.

[***] CONFIDENTIAL TREATMENT REQUESTED BY MICROTUNE, INC.

SETTLEMENT AND RELEASE AGREEMENT	Page 19

CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

Executed by:

MICROTUNE INC.		ST. PAUL MERCURY INSURANCE COMPANY

By:	/s/ James A. Fontaine	By:	/s/ Kathryn Walker
Its:	CEO & President	Its:	Director Public Company Claims
Dated:	November 22, 2004	Date:	November 23, 2004

SHEFFIELD INSURANCE COMPANY		GREENWICH INSURANCE COMPANY

By:	/s/ Tracy Forsyth	By:	/s/ Steven J. Gladstone
Its:	Vice President – Claims	Its:	Senior Vice President
Dated:	November 22, 2004	Date:	November 22, 2004

WESTCHESTER FIRE INSURANCE COMPANY		DOUGLAS J. BARTEK

By:	/s/ Kenneth D. Milbauer		/s/ Douglas J. Bartek
	ACE USA Claims		Dated November 22, 2004
Its:	Vice President of Claims
Dated:	November 22, 2004

WILLIAM HOUSLEY		EVERETT ROGERS

	/s/ William Housely 11-22-04		/s/ Everett Rogers
Dated:	November 22, 2004	Date:	November 22, 2004

NANCY A. RICHARDSON		JAMES A. FONTAINE

	/s/ Nancy A. Richardson		/s/ James a Fontaine
Dated:	November 22, 2004	Date:	November 22, 2004

[***] CONFIDENTIAL TREATMENT REQUESTED BY MICROTUNE, INC.

SETTLEMENT AND RELEASE AGREEMENT	Page 20

CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

JAMES H. CLARDY		WILLIAM P. TAI

	/s/ James H. Clardy		/s/ William P. Tai
Dated:	November 22, 2004	Date:	November 22, 2004

HARVEY B. CASH		WALTER S. CICIORA

	/s/ Harvey B. Cash		/s/ Walter S. Ciciora
Dated:	November 22, 2004	Date:	November 22, 2004

STEVEN CRADDOCK		ANTHONY J. LEVECCHIO

	/s/ Steven Craddock		/s/ Anthony J. Levecchio
Dated:	November 22, 2004	Date:	November 22, 2004

[***] CONFIDENTIAL TREATMENT REQUESTED BY MICROTUNE, INC.

CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

EXHIBIT A

MUTUAL RELEASE AND POLICY RELEASE

This Mutual Release and Policy Release (“Release”) is entered into by and between the Microtune Parties (as defined in the Settlement and Release Agreement to which this is attached) and St. Paul Mercury Insurance Company, including its past, present and future parents, subsidiaries, divisions, affiliates and their present or future officers, directors, agents, employees, attorneys and re-insurers (“St. Paul”). This Release is incorporated by reference into the Settlement and Release Agreement, and all capitalized terms herein shall have the same meaning set forth in the Settlement and Release Agreement.

1. RELEASE AND DISCHARGE OF ST. PAUL

Effective upon the Effective Date of Settlement (as defined in Paragraph 25 of the Stipulation and Agreement of Settlement of the Securities Class Action) and upon St. Paul’s timely payment of the amounts specified in Paragraphs 1.2 and 1.11(e) of the Settlement and Release Agreement to which this document is attached, the sufficiency of which is hereby acknowledged, Microtune, on its behalf and on behalf of all other insureds or persons, entities or organizations who claim or who may claim any right under the St. Paul Policy,1 and Douglas J. Bartek, William Housley, Everett Rogers, Nancy A. Richardson, James A. Fontaine, James H. Clardy, William P. Tai, Harvey B. Cash, Walter S. Ciciora, Steven Craddock and Anthony J. LeVecchio, collectively and individually, hereby covenant not to sue St. Paul and release, acquit and forever discharge St. Paul, and all other persons, natural and corporate, in privity with it, separately or severally, from any and all past, present or future claims, demands, suits or causes of action of any kind whatsoever, at common law, statutory, or otherwise, which they have or might have against St.

[1]	The term “St. Paul Policy” refers to Policy No. 512CM0827, for the Policy Period of August 31, 2002 to August 31, 2003.

[***] CONFIDENTIAL TREATMENT REQUESTED BY MICROTUNE, INC.

EXHIBIT A TO SETTLEMENT AND RELEASE AGREEMENT

CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

Paul, known or unknown, directly or indirectly arising out of or in any way related to the Securities Class Action, the SEC Investigation, the Derivative Litigation or the St. Paul Policy. This Release specifically includes, but is not limited to, any claims or causes of action for compensatory, punitive or statutory damages based upon any alleged breach of the duty of good faith and fair dealing, unfair claims settlement practices, violation of any applicable statute, including any applicable insurance code or deceptive trade practices act, or any other acts, omissions, obligations, requirements and duties in any way relating to the Securities Class Action, the SEC Investigation, the Derivative Litigation or the St. Paul Policy.

2. ST. PAUL POLICY RELEASE

Microtune, on its behalf and on behalf of all other insureds or persons, entities or organizations who claim or who may claim any right under the Policy, and Douglas J. Bartek, William Housley, Everett Rogers, Nancy A. Richardson, James A. Fontaine, James H. Clardy, William P. Tai, Harvey B. Cash, Walter S. Ciciora, Steven Craddock and Anthony J. LeVecchio hereby acknowledge and affirm that as of the effective date of the Release set forth in Paragraph 1, above, St. Paul shall have no further liability or obligation whatsoever under the St. Paul Policy, including without limitation, for any Claim(s), whether known, unknown, past, present or future. In connection with this paragraph, it is expressly stipulated and agreed that the Microtune Parties are hereby releasing the St. Paul Policy and that such release extends to claims or matters for which the Microtune Parties have sought, are seeking or may in the future seek coverage for under the St. Paul Policy. It is the intent of the Microtune Parties and St. Paul that the effect of this paragraph is to render the St. Paul Policy without any further validity, force or effect, because all coverage limits and obligations under the St. Paul Policy have been fully exhausted, depleted and extinguished.

MUTUAL RELEASE	PAGE 2

[***] CONFIDENTIAL TREATMENT REQUESTED BY MICROTUNE, INC.

EXHIBIT A TO SETTLEMENT AND RELEASE AGREEMENT

CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

3. RELEASE OF DEFENSE COST RECOUPMENT RIGHT

Conditioned upon the Microtune Parties’ compliance with their agreements and obligations to St. Paul in the Settlement and Release Agreement and herein, the sufficiency of which are hereby acknowledged, and effective upon the effective date of the Release of St. Paul set forth in Paragraph 1, above, St. Paul releases, acquits and forever discharges the Microtune Parties from its right under the St. Paul Policy to seek or receive repayment, recoupment or reimbursement of Defense Costs and Loss reimbursed under the St. Paul Policy.

4. FULL COMPLIANCE OF ALL OBLIGATIONS BY ST. PAUL

The Microtune Parties hereby confirm, stipulate and agree that upon execution and performance of the obligations set forth in the Settlement and Release Agreement and herein, St. Paul will have fully and completely satisfied all of its obligations, requirements and duties owed to the Microtune Parties, under common law or statute, relating to the St. Paul Policy. Microtune further confirms, stipulates and agrees that execution of this Release is full and final settlement of any claim(s) or cause(s) of action under the St. Paul Policy.

5. MULTIPLE COUNTERPARTS

This Release may be executed by the Parties in multiple counterparts, each of which shall be deemed an original and all of which together shall constitute the same agreement.

MUTUAL RELEASE	PAGE 3

[***] CONFIDENTIAL TREATMENT REQUESTED BY MICROTUNE, INC.

EXHIBIT A TO SETTLEMENT AND RELEASE AGREEMENT

CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

Executed by:

MICROTUNE, INC.		ST. PAUL MERCURY INSURANCE COMPANY

By:	/s/ James A. Fontaine	By:	/s/ Kathryn Walker
Its:	CEO & President	Its:	Director Public Company Claims
Dated:	November 22, 2004	Date:	November 23, 2004

	/s/ Douglas J. Bartek		/s/ William Housely 11-22-04
	Douglas J. Bartek		William Housley
Dated:	November 22, 2004	Date:	November 22, 2004

	/s/ Everett Rogers		/s/ Nancy A. Richardson
	Everett Rogers		Nancy A. Richardson
Dated:	November 22, 2004	Date:	November 22, 2004

	/s/ James A. Fontaine		/s/ James H. Clardy
	James A. Fontaine		James H. Clardy
Dated:	November 22, 2004	Date:	November 22, 2004

	/s/ William P. Tai		/s/ Harvey B. Cash
	William P. Tai		Harvey B. Cash
Dated:	November 22, 2004	Date:	November 22, 2004

	/s/ Watler S. Ciciora		/s/ Steven Craddock
	Walter S. Ciciora		Steven Craddock
Dated:	November 22, 2004	Date:	November 22, 2004

/s/ Anthony J. Le Vecchio
Anthony J. LeVecchio
Dated:	November 22, 2004

MUTUAL RELEASE	PAGE 4

[***] CONFIDENTIAL TREATMENT REQUESTED BY MICROTUNE, INC.

CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

EXHIBIT B

MUTUAL RELEASE

This Mutual Release (“Release”) is entered into by and between the Microtune Parties (as defined in the Settlement and Release Agreement to which this is attached) and the Excess Carriers (as defined in the Settlement and Release Agreement to which this is attached). This Release is incorporated by reference into the Settlement and Release Agreement, and all capitalized terms herein shall have the same meaning set forth in the Settlement and Release Agreement.

1. THE MICROTUNE PARTIES’ RELEASE OF THE EXCESS CARRIERS:

Effective upon the Effective Date of Settlement (as defined in Paragraph 25 of the Stipulation and Agreement of Settlement of the Securities Class Action), conditioned upon payment in full of the Excess Carriers’ respective portions of the Settlement Fund and Defense Costs as set forth in Paragraphs 1.2 and 1.12 of the Settlement and Release Agreement, if applicable, and except for the promises and obligations set forth in the Settlement and Release Agreement, the Microtune Parties, on their own behalf and on behalf of each of their present, former or future affiliates, parents, divisions, subsidiaries, heirs, predecessors, successors, assigns, current or former directors and officers, attorneys, and all persons acting by, through, under or in concert with them, and their agents and all third persons claiming through them, hereby release acquit and fully discharge Sheffield, Westchester and Greenwich and their present, former and future affiliates, parents, divisions, subsidiaries, associates, representatives, predecessors, successors, owners, assigns, and their present, former and future directors, agents, partners, principals, officers, employees, claim managers, trustees, insurers and reinsurers, representatives or any of them, and their attorneys and all persons acting by, through, under or in concert with them from any and all past, present or future claims, payments and obligations and

[***] CONFIDENTIAL TREATMENT REQUESTED BY MICROTUNE, INC.

EXHIBIT B TO SETTLEMENT AND RELEASE AGREEMENT

CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

any claims for contract or tort damages, punitive damages, bad faith, extracontractual liability, violation of statute, breach of duty of good faith, debts, demands, payments, rights, obligations, judgments, awards, interest, damages, losses, defense expenses, attorneys’ fees, liabilities, benefits, costs and causes of action, of whatever kind or character, whether known or unknown, direct or derivative, accrued or not, at law or in equity, fixed or contingent, which they may have had, have now, or may have in the future for (1) the Claims submitted by the Microtune Parties under the Excess Carrier’s Policies2 for the Securities Class Action and the SEC Investigation, [***]; and (2) the manner in which Sheffield, Westchester and Greenwich responded to, handled or resolved the Claims for coverage for the Securities Class Action and the SEC Investigation. This Release shall not include any claims asserted by members of the Settlement Class (as defined in Class Action Settlement Agreement) in the Securities Class Action who exclude themselves from the settlement of the Securities Class Action and file or re-file claims against any of the Microtune Parties.

2. THE EXCESS CARRIERS’ RELEASE OF THE MICROTUNE PARTIES:

Effective upon the effective date of this Release as set forth in Paragraph 1, above, Sheffield, Westchester and Greenwich, on their own behalf and on behalf of each of their present, former or future affiliates, parents, divisions subsidiaries, heirs, predecessors, successors, assigns, current or former directors and officers, attorneys, and all persons acting by, through, under or in concert with them, and their agents and all third persons claiming through them, hereby release acquit and fully discharge the Microtune Parties and their present, former

[2]	The term “Excess Carriers’ Policies” refers to: (1) Sheffield Policy No. ECN99626, for the Policy Period of August 31, 2002 to August 31, 2003; (2) Westchester Policy No. G21638122 001, for the Policy Period of August 31, 2002 to August 31, 2003; and (3) Greenwich Policy No. ELU819000-02, for the Policy Period of August 31, 2002 to August 31, 2003.

MUTUAL RELEASE	PAGE 2

[***] CONFIDENTIAL TREATMENT REQUESTED BY MICROTUNE, INC.

EXHIBIT B TO SETTLEMENT AND RELEASE AGREEMENT

CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

and future affiliates, parents, divisions, subsidiaries, associates, representatives, predecessors, successors, owners, assigns, and their present, former and future directors, agents, partners, principals, officers, employees, claim managers, trustees, insurers and reinsurers, representatives or any of them, and their attorneys and all persons acting by, through, under or in concert with them from any and all past, present or future claims, payments and obligations and any claims for recoupment of Defense Costs or Loss paid by the Excess Carriers, contract or tort damages, punitive damages, bad faith, extracontractual liability, violation of statute, breach of duty of good faith, debts, demands, payments, rights, obligations, judgments, awards, interest, damages, losses, defense expenses, attorneys’ fees, liabilities, benefits, costs and causes of action, of whatever kind or character, whether known or unknown, direct or derivative, accrued or not, at law or in equity, fixed or contingent, which they may have had, have now, or may have in the future for: (1) the Claims submitted by the Microtune Parties under the Excess Carrier’s Policies for the Securities Class Action and the SEC Investigation, [***]; and (2) the manner in which the Microtune Parties responded to, handled or resolved any of their Claims for coverage for the Securities Class Action and the SEC Investigation. This Release shall not include any claims asserted by members of the Settlement Class (as defined in Class Action Settlement Agreement) in the Securities Class Action who exclude themselves from the settlement of the Securities Class Action and file or re-file claims against any of the Microtune Parties.

3. MULTIPLE COUNTERPARTS

This Release may be executed by the Parties in multiple counterparts, each of which shall be deemed an original and all of which together shall constitute the same agreement.

MUTUAL RELEASE	PAGE 3

[***] CONFIDENTIAL TREATMENT REQUESTED BY MICROTUNE, INC.

EXHIBIT B TO SETTLEMENT AND RELEASE AGREEMENT

CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

Executed by:

MICROTUNE, INC.		SHEFFIELD INSURANCE COMPANY

By:	/s/ James A. Fontaine	By:	/s/ Tracy Forsyth
Its:	President & CEO	Its:	Vice President – Claims
Dated:	November 22, 2004	Dated:	November 22, 2004

GREENWICH INSURANCE COMPANY COMPANY		WESTCHESTER FIRE INSURANCE COMPANY

By:	/s/ Steven J. Gladstone	By:	/s/ Kenneth D. Milbauer
Its:	Senior Vice President		ACE USA Claims
Dated:	November 22, 2004	Its:	Vice President – Claims
		Date:	November 22, 2004

/s/ Douglas J. Bartek		/s/ William Housely 11-22-04
Douglas J. Bartek		William Housley
Dated:	November 22, 2004	Date:	November 22, 2004

/s/ Everett Rogers		/s/ Nancy A. Richardson
Everett Rogers		Nancy A. Richardson
Dated:	November 22, 2004	Date:	November 22, 2004

/s/ James A. Fontaine		/s/ James H. Clardy
James A. Fontaine		James H. Clardy
Dated:	November 22, 2004	Date:	November 22, 2004

/s/ William P. Tai		/s/ Harvey B. Cash
William P. Tai		Harvey B. Cash
Dated:	November 22, 2004	Date:	November 22, 2004

/s/ Walter S. Ciciora		/s/ Steven Craddock
Walter S. Ciciora		Steven Craddock
Dated:	November 22, 2004	Date:	November 22, 2004

/s/ Anthony J. LeVecchio
Anthony J. LeVecchio
Dated: November 22, 2004

MUTUAL RELEASE	PAGE 4

[***] CONFIDENTIAL TREATMENT REQUESTED BY MICROTUNE, INC.